UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

October 31, 2011

Date of Report (Date of earliest event reported)

Gold Reserve Inc.

(Exact name of registrant as specified in its charter)

  Yukon Territory, Canada                 001-31819                                                NA

         (State or other jurisdiction                             (Commission                                                       (IRS Employer

                 of incorporation)                                     File Number)                                                   Identification No.)

926 West Sprague Ave, Suite 200, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

509-623-1500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 31, 2011, Gold Reserve Inc. (TSX: GRZ; NYSE Amex: GRZ) (the “Company”) issued a press release announcing that NYSE Amex LLC (the “Exchange”) has accepted the plan of compliance submitted by the Company to meet the Exchange’s continued listing standards by December 20, 2012 (the “Plan”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Under the terms of the Plan, the Company must continue to provide the staff of the Exchange (the “Staff”) with updates in conjunction with the initiatives of the Plan, as appropriate or on request, but no later than at each quarter completion concurrent with the Company’s appropriate filing with the Securities and Exchange Commission.

There can be no assurance that the Company will be able to achieve compliance with Sections 1002(c) and 1003(c)(i) of the Company Guide within the required time frame, and the Staff will continue to review the Company regularly for compliance with the Plan and other continued listing standards.  If the Company is not able to achieve compliance with Sections 1002(c) and 1003(c)(i) of the Company Guide or otherwise show progress consistent with the Plan, the Company will remain subject to delisting procedures as set forth in the Company Guide and may in fact be delisted.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1     Press Release of the Company issued on October 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2011

GOLD RESERVE INC.

By: /s/ Robert A. McGuinness

Robert A. McGuinness

V.P. Finance and Chief Financial Officer

Exhibit 99.1     Press Release of the Company issued on October 31, 2011.

NR-11-05

GOLD RESERVE INC. shareholder UPDATES

SPOKANE, WASHINGTON October 31, 2011

Gold Reserve Inc. (TSX:GRZ – NYSE-Amex:GRZ) (the “Company”) is announcing the following updates to shareholders on the status of its NYSE Amex continued listing and its ICSID international arbitration against the Republic of Venezuela:

NYSE Amex Continued Listing

On October 27, 2011, the Company received notice from the staff (the “Staff”) of the NYSE Amex LLC (the “Exchange”) that the Staff had accepted the Company’s plan to regain compliance with the Exchange’s listing standards (the “Plan”) by a targeted completion date of December 20, 2012.  The Staff’s acceptance of the Plan marks the completion of the first step in the Company’s process towards compliance with the Exchange’s listing standards.

The Staff reiterated that the Company is not in compliance with Sections 1002(c) and 1003(c)(i) of the NYSE Amex Company Guide (the “Company Guide”) and, with the Exchange’s acceptance of the Plan, the Company’s listing is being continued pursuant to an extension.  The Plan provides for an 18 month schedule (starting from the initial date of notice of non-compliance, June 20, 2011) whereby the Company expects to obtain a working interest in one or more acceptable mineral exploration properties.  The Company will continue to provide the Exchange staff with updates relative to the initiatives detailed in the Plan, including the specific milestones to be met by July 31, 2012, and December 20, 2012.

ICSID Arbitration

The Company's international arbitration against the Republic of Venezuela regarding the expropriation of its Venezuelan investments remains pending – with the oral hearing scheduled to take place February 6-17, 2012.  In accordance with the procedural calendar in the case, the Company filed its Reply on July 29, 2011, updating its claim to $2.1 billion to account for interest accrued since its earlier filing.  In response to a request from Venezuela, the Tribunal agreed to amend the procedural calendar to permit Venezuela to file its Rejoinder on December 5, 2011.  The Rejoinder is the last filing to be made prior to the oral hearing.

Doug Belanger, President, stated, “We are pleased with the acceptance of our plan by NYSE – Amex and with the progress of the arbitration to date.  The Company continues to pursue an amicable settlement of this matter, but no assurance can be given at this time that we will be successful in reaching a settlement.”

Please visit our website at www.goldreserveinc.com under Investor Relations: SEDAR Filings or SEC Filings.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements that state Gold Reserve's or its management's intentions, hopes, beliefs, expectations or predictions for the future. In this release, forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies.

We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause the actual outcomes, financial results, performance, or achievements of Gold Reserve to be materially different from our estimated outcomes, future results, performance, or achievements expressed or implied by those forward-looking statements.

Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation: our ability to satisfy the requirements of the plan of compliance accepted by the staff of the NYSE Amex or other ongoing listing standards; the outcome of our arbitration under the Additional Facility Rules of the International Centre for Settlement of Investment Disputes of the World Bank, in Washington D.C. to determine compensation claimed by us resulting from our claims against the Venezuelan government and its agents and agencies; corruption and uncertain legal enforcement; political and social instability; requests for improper payments; competition with companies that are not subject to or do not follow Canadian and U.S. laws and regulations; regulatory, political and economic risks associated with Venezuela including changes in laws and legal regimes; the result or outcome of the litigation regarding the enjoined hostile takeover bid for us; impact of currency, metal prices and metal production volatility; our dependence upon the abilities and continued participation of certain key employees; the value of our 5.50% senior subordinated convertible notes due on June 15, 2022 and potential volatility of our Class A common shares (also referred to herein as "Common Shares"), including potential dilution as a result of the conversion of the convertible notes into our common shares by either us or the holder; the prospects for exploration and development of alternative projects by us; the potential delisting of our Common Shares and uncertainty regarding any appeal thereof; and risks normally incident to the exploration, development and operation of mining properties.

This list is not exhaustive of the factors that may affect any of Gold Reserve's forward-looking statements. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to Gold Reserve or persons acting on its behalf are expressly qualified in their entirety by this notice. Gold Reserve disclaims any intent or obligation to update publicly or otherwise revise any forward-looking statements or the foregoing list of assumptions or factors, whether as a result of new information, future events or otherwise, subject to its disclosure obligations under applicable rules promulgated by the SEC.

In addition to being subject to a number of assumptions, forward-looking statements in this release involve known and unknown risks, uncertainties and other factors that may cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements, including those factors outlined in the "Cautionary Statement Regarding Forward-Looking Statements" and "Risks Factors" contained in Gold Reserve's filings with the Canadian provincial securities regulatory authorities and U.S. Securities and Exchange Commission, including Gold Reserve's Annual Information Form and Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Canadian provincial securities regulatory authorities and U.S. Securities and Exchange Commission, respectively.

FOR FURTHER INFORMATION:

Internet – www.goldreserveinc.com

Company Contact

A. Douglas Belanger, President

926 W. Sprague Ave., Suite 200

Spokane, WA 99201 USA

Tel. (509) 623-1500

Fax (509) 623-1634